SUBSCRIPTION AGREEMENT

Board of Directors
LUTCAM, INC.
1775 Lakeshore Rd
Sarnia, Ont N7X1B9, Canada
(519) 331-1103

Gentlemen:

The undersigned subscriber (the "Purchaser") hereby agrees to purchase from LUTCAM, INC., (the "Company") and the Company agrees to sell to the Purchaser, upon the terms and conditions set forth herein, an aggregate of _______________ shares (the "Shares") of LUTCAM, INC., common stock, no par value, on the date hereof, for the purchase price in the gross aggregate amount of $_________________ or $__________________ per share.

The undersigned is acquiring the Shares that the undersigned has specified solely for the undersigned's own account or is exempt from such requirements. The undersigned is acquiring such Shares without a view to, and not for resale in connection with, a distribution of the Common Stock within the meaning of the Securities Act of 1933, as amended ("1933 Act"). The undersigned hereby covenants and agrees that the undersigned shall not sell any of the Shares in violation of the 1933 Act.

If the undersigned is more than one person, the obligations of the undersigned shall be joint and several, and the representations and warranties herein contained shall be deemed to be made by and be binding upon such person, and ownership of the Shares subscribed for by the undersigned shall be as set forth on the signature page hereto.

The undersigned realizes that this Subscription Agreement form does not constitute an offer by Company to sell Shares. The undersigned understands that the Company reserves the right to reject subscriptions in whole or in part.

At the request of the Company, the undersigned will promptly execute such other instruments or documents as may be reasonably required in connection with the purchase of the Shares. The undersigned hereby agrees that the representations and warranties set forth in this Subscription Agreement shall survive the acceptance hereof by the Company, shall be binding upon the heirs, executors, administrators, successors, and assigns to the undersigned, but this subscription is not voluntarily transferable or assignable by the undersigned. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, regardless of principles of conflicts of law.;

This subscription is subject to final acceptance by the Company, to be evidenced by the signature of an officer of the Company as set forth on the Subscription Agreement Signature Page.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of __________, 2004.

Signature(s) for Investors

____________________________ _______________________________

Signature                                           Signature

____________________________ _______________________________

Print Name                                        #9; Print Name

____________________________ _______________________________

Street Address                                 #9; Street Address

____________________________ _______________________________

City, State, Zip Code                         #9; City, State, Zip Code

IF JOINT OWNERSHIP, CHECK ONE:

_______ Husband and Wife, as Community Property

_______ Joint Tenants with Rights of Survivorship

_______ Tenants-in-Common

Note: The address given above must be the residence address of the Investor.

Post Office and other addresses will not be accepted.

Accepted:

LUTCAM, INC.

___________________________

By

____________
Date